UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2006

SONTRA MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	000-23017	41-1649949
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10 Forge Parkway Franklin, Massachusetts	02038
(Address of principal executive offices)	(Zip Code)

(508) 553-8850

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Restricted Stock Agreement

On August 14, 2006, Sontra Medical Corporation (the “Company”) issued restricted stock to its employees, executive officers and directors pursuant to the Company’s 2003 Stock Option and Incentive Plan (the “Plan”). The shares of restricted stock vest annually over a period of four years, and each restricted stock grant is subject to the Company’s form of Restricted Stock Agreement filed as Exhibit 99.1 to this Form 8-K.

The Company issued the following number of shares of restricted stock to its executive officers and directors: Thomas W. Davison, the Company’s President and Chief Executive Officer, received 65,000 shares; Barry Marston, the Company’s Vice President of Sales and Marketing, received 20,000 shares; Michael Wigley, a director of the Company, received 15,000 shares; and Joseph Amaral, Gary S. Kohler, Robert Langer, Gerard E. Puorro and Brian F. Sullivan, directors of the Company, each received 7,500 shares.

CFO Offer Letter

On August 30, 2006, the Company and Harry G. Mitchell entered into an employment offer letter (the “Offer Letter”), dated August 29, 2006, pursuant to which the Company appointed Mr. Mitchell as the Company’s Vice President of Finance, Treasurer and Chief Financial Officer. Pursuant to the Offer Letter, Mr. Mitchell’s annual base salary will be $225,000, and he will be granted 42,000 shares of restricted stock pursuant to the Plan. The shares of restricted stock will vest annually over a period of four years. Mr. Mitchell will also be required to execute the Company’s standard form of non-competition and confidentiality agreement. Mr. Mitchell will initially be employed part-time until his obligations to an unrelated third party are fulfilled, at which time Mr. Mitchell will begin to be employed full-time. Mr. Mitchell will receive 50% of his annual salary during the time that he is employed part-time.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter, which is filed as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 30, 2006, the Company appointed Mr. Harry G. Mitchell to serve as the Company’s Vice President of Finance, Treasurer and Chief Financial Officer beginning on September 4, 2006. Since June 2006, Mr. Mitchell has served as the Company’s Interim Chief Financial Officer. From 2004 until June 2006, Mr. Mitchell served as President and Chief Executive Officer of MedTech Advances, Inc. and provided financial and other consulting services to several other corporations. From 1999 to 2004, Mr. Mitchell was Chief Financial Officer of Boston Medical Technologies, Inc. There are no family relationships between Mr. Mitchell and any director or other executive officer of the Company. For a further description of the terms of Mr. Mitchell’s engagement, see Item 1.01 above, which is incorporated herein by reference.

A copy of the press release issued by the Company concerning the foregoing is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Form of Restricted Stock Agreement for use under the Company’s 2003 Stock Option and Incentive Plan.

99.2	Offer Letter, dated August 29, 2006, between the Company and Harry G. Mitchell.

99.3	Press Release of the Company, dated September 5, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sontra Medical Corporation

Date: September 6, 2006	By:	/s/ Thomas W. Davison
Thomas W. Davison
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Restricted Stock Agreement for use under the Company’s 2003 Stock Option and Incentive Plan.

99.2	Offer Letter, dated August 29, 2006, between the Company and Harry G. Mitchell.

99.3	Press Release of the Company, dated September 5, 2006.